Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AFFIRMATION AND AMENDMENT OF GUARANTY

This AFFIRMATION AND AMENDMENT OF GUARANTY is made as of October 21, 2021 and effective as of October 19, 2021 (the “Affirmation”), between Adicet Bio, Inc., a Delaware corporation (“Guarantor”) and Pacific Western Bank (“Bank”).

RECITALS

Bank and Adicet Therapeutics, Inc. (“Borrower”) are parties to that certain Loan and Security Agreement dated as of April 28, 2020, as amended from time to time (the “Loan Agreement”). Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of September 15, 2020 (the “Guaranty”). Borrower and Bank propose to enter into a Fourth Amendment to Loan and Security of even date (the “Amendment”). Bank has agreed to enter into the Amendment provided, among other things, that Guarantor consent to the entry by Borrower into the Amendment and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1.
Guarantor consents to the execution, delivery and performance by Borrower of the Amendment.
2.
Section 16.8 of the Guaranty is amended to read as follows:

This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Executed copies of this Guaranty or the signature pages of this Guaranty sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) or any similar format, or transmitted electronically by digital image, DocuSign, or other means of electronic transmission, shall be treated as originals, fully binding and with full legal force and effect, and the Guarantor waives any rights it may have to object to such treatment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Guaranty and/or any document to be signed in connection with this Guaranty and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

3.
The Guaranty is in full force and effect. Guarantor has no defenses against its obligations under the Guaranty.
4.
Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

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IN WITNESS WHEREOF, Guarantor has executed this Affirmation as of the first date above written.

ADICET BIO, INC. By: /s/ Chen Schor Name: Chen Schor Title: President, Secretary & CEO PACIFIC WESTERN BANK By: /s/ Steve Kent Name: Steve Kent Title: Vice President

RESOLUTIONS TO GUARANTY

Guarantor: ADICET BIO, INC., a Delaware corporation formerly named resTORbio, Inc.

The undersigned is the duly elected and qualified Secretary of ADICET BIO, INC., a Delaware corporation formerly named resTORbio, Inc. (the “Guarantor”), does hereby certify that the following is a true and correct copy of the resolutions adopted by the Guarantor’s Board of Directors in accordance with applicable law and the Guarantor’s bylaws, and that such resolutions are now unmodified and in full force and effect:

BE IT RESOLVED, that

1) Any one (1) of the following named officers, employees, or agents of this Guarantor, whose position, actual signature, email address, and cell phone number is shown below:

NAME	POSITION	ACTUAL SIGNATURE	EMAIL ADDRESS	CELL PHONE NUMBER

Chen Schor	President, Secretary & CEO	/s/ Chen Schor	[***]	[***]

Nick Harvey	CFO	/s/ Nick Harvey	[***]	[***]

In furtherance of the transactions contemplated by the Guaranty Documents (as defined below), such person, may, on behalf of the Guarantor and is hereby authorized and empowered to:

Guaranty Indebtedness. Guaranty all amounts borrowed from time to time from Pacific Western Bank (the “Bank”) by Adicet Therapeutics, Inc. (the “Borrower”), pursuant to that certain Loan and Security Agreement between the Borrower and the Bank dated as of April 28, 2020 as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of the date hereof (the “Loan Agreement”), and any related agreements, each as amended from time to time.

Execute Guaranty. Execute, submit, and/or deliver to the Bank that certain Unconditional Secured Guaranty dated as of September 15, 2020 in favor of the Bank as amended by that certain Affirmation and Amendment of Guaranty dated as of the date hereof (the “Guaranty”), and any other agreement entered into between Guarantor and Bank in connection therewith, all as amended or extended from time to time (collectively, the “Guaranty Documents”), and also execute, submit, and/or deliver to the Bank one or more amendments, restatements, supplements, affirmations, renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Guaranty Documents, or any portion thereof, and any other documents, statements, and reports delivered or submitted in connection therewith.

Grant Security. Grant a security interest to the Bank in the Collateral described in the Guaranty Documents, which security interest shall secure all of the Borrower’s Obligations (as defined in the Loan Agreement).

Further Acts. Do and perform such other acts and things, pay any and all fees and costs, to use electronic records and signatures to execute, receive, present, deliver, and/or submit any of the Guaranty Documents (including one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions therefor), and to execute, submit, and/or deliver such other documents, statements, reports, and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

2) Any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to Bank. Any such notice shall not affect any of the Guarantor’s agreements or commitments in effect at the time such notice is given.

3) The officers, employees, and agents named above are duly elected, appointed, or employed by or for the Guarantor, as the case may be, and occupy the positions set forth opposite their respective names; and that the email addresses and cell phone numbers provided for each person set forth opposite their respective names are the true and correct email addresses and cell phone numbers for conducting business on behalf of Guarantor; the foregoing resolutions now stand of record on the books of the Guarantor; and the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

The undersigned further certifies that (a) the Certificate of Incorporation and Bylaws of Guarantor, a copy of which has been provided to the Bank, as amended by any amendments provided to the Bank, is a true, correct, and complete copy, and is in full effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand on October 21, 2021 and attest that the signatures set opposite the names listed above are their signatures.

CERTIFIED TO AND ATTESTED BY:

By: /s/ Chen Schor

Name: Chen Schor

Title: Secretary

The Above Statements are Correct.

signature of officer or director or, if none, a shareholder other than secretary when secretary is authorized to sign alone.

/s/ Nick Harvey

Nick Harvey, CFO

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.